UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 11, 2005

PROFESSIONAL VETERINARY PRODUCTS, LTD.

(Exact name of registrant as specified in its charter)

Nebraska	000-26326	37-1119387
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

10077 South 134th Street, Omaha, Nebraska	68138
(Address of principal executive offices)	(Zip Code)

(402) 331-4440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     On June 15, 2005, subsequent to the issuance of the Company’s consolidated financial statements for the year ended July 31, 2004, the Company was notified by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) that the SEC believes that, for accounting purposes, the Company’s common stock that currently is classified as permanent equity should be reclassified as temporary equity on its balance sheet. The shares of common stock that will be reclassified are subject to certain put options which are outside of the control of the Company. This change in balance sheet presentation does not have an impact on the Company’s cash flows or results of operations.

     On July 11, 2005, the Company’s management and the Audit Committee of the Board of Directors, after discussions with the SEC, determined that the Company’s previously issued financial statements contained in the Form 10-K for the fiscal year ended July 31, 2004 (“2004 Form 10-K”) and the Form 10-Q for the quarter ended April 30, 2005 (“Third Quarter Form 10-Q”) should be restated to reflect the reclassification of common stock currently classified as permanent equity to temporary equity on the consolidated balance sheet and related financial statements in accordance with the SEC’s position. Accordingly, the consolidated balance sheets and consolidated statements of income and retained earnings dated as of July 31, 2004 included in the 2004 Form 10-K and the consolidated balance sheets dated as of April 30, 2005 included in the Third Quarter Form 10-Q should no longer be relied upon until such financial statements have been restated. The Company’s management and its Audit Committee also have determined that the Company will file an amended 2004 Form 10-K and an amended Third Quarter Form 10-Q as soon as reasonably practicable. The financial statements for the periods ended July 31, 2003 and 2002 shall be restated solely for comparative purposes in the amended 2004 Form 10-K.

     The Company’s management and its Audit Committee have discussed with Quick & McFarlin, P.C., the Company’s registered independent public accountants, the matters described in this Form 8-K to be included in the amended 2004 Form 10-K and amended Third Quarter Form 10-Q. Quick & McFarlin, P.C. has concurred with the Company’s conclusion to amend the 2004 Form 10-K and the Third Quarter Form 10-Q.

     On July 11, 2005, the Company’s management and Audit Committee also determined, and Quick & McFarlin, P.C. concurred, that the financial statements set forth in the Company’s Registration Statement on Form S-1 should no longer be relied upon until the financial statements are restated and the registration statement is amended and becomes effective pursuant to applicable SEC rules and regulations.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL VETERINARY PRODUCTS, LTD.
Date: July 15, 2005	By:	/s/ Neal Soderquist
Neal Soderquist
Chief Financial Officer